UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2009

CHECKPOINT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	1-11257	22-1895850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Wolf Drive, P.O. Box 188
Thorofare, New Jersey, 08086
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 848-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2009, at the 2009 Annual Meeting of Shareholders of Checkpoint Systems, Inc. (the “Company”), the shareholders of the Company approved (i) the Checkpoint Systems, Inc. 423 Employee Stock Purchase Plan, Amended and Restated August 1, 2005, and as amended on February 17, 2009 (the “ESPP”), which was amended to increase the number of shares of the Company’s common stock reserved for issuance under the ESPP by 400,000 shares to an aggregate of 650,000 shares, and (ii) the Checkpoint Systems, Inc. Amended and Restated 2004 Omnibus Incentive Compensation Plan, Effective Date: February 17, 2009 (the “Omnibus Incentive Plan”), which was amended and restated to extend the term of the Omnibus Incentive Plan by an additional five years and to re-approve the performance goals set forth under the Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

A summary of the material terms of each of the ESPP and the Omnibus Incentive Plan is set forth below.

ESPP

·
Purpose. The purpose of the ESPP is to provide the employees of the Company and its designated subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. The ESPP is intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

·
Authorized Shares. At the Company’s 2009 Annual Meeting of Shareholders, the Company’s shareholders approved an increase to the number of shares of the Company’s common stock reserved for issuance under the ESPP by 400,000 shares to an aggregate of 650,000 shares. The maximum number of shares each participant may purchase per offering period, as well as the price per share and the number of shares covered by each option under the ESPP which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from certain corporate transactions.

·
Eligibility. All of the Company’s employees and employees of its subsidiaries which adopt the ESPP are eligible to participate, except that employees whose customary employment is for not more than 20 hours per week or 5 months in any calendar year are not eligible to participate. In addition, employees owning 5% or more of the total combined voting power or value of all classes of stock of the Company or a subsidiary of the Company are not eligible to participate in the ESPP.

·
Operation of the ESPP. The ESPP is administered by the plan administrator.  Eligible employees may participate in the ESPP by contributing on an after-tax basis from 1% to 25% of their base pay (including overtime and bonuses) to purchase the Company’s common stock. Each employee is entitled to purchase up to the number of full shares as his or her accumulated payroll deductions during a six-month period may permit. Any payroll deductions which are not sufficient to purchase a full share will be retained in the participant’s account for the next subsequent offering period subject to earlier withdrawal by the participant. During any calendar year, an employee may not purchase the Company’s common stock through the ESPP with an aggregate value (determined as of the date each option is granted) that exceeds $25,000. Options are granted on the first business day of the six-month offering period and shares are purchased on the last business day of each offering period on the open market. The purchase price per share is equal to an amount no less than 85% of the fair market value per share of the Company’s common stock on the day the options are granted, or 85% of the fair market value per share of the Company’s common stock on the purchase date, whichever is lower. Upon termination of employment prior to the last business day of an applicable offering period, amounts credited to an employee’s purchase account are not used to purchase common stock and are returned to the employee.  Options granted under the ESPP are not assignable or transferable except by will or the laws of descent and distribution.

·
Amendment and Termination. The Company’s Board of Directors may at any time and for any reason amend, modify, suspend, discontinue or terminate the ESPP without notice, provided that existing rights of participants in respect of outstanding options are not adversely affected and provided that upon any such amendment or modification, all participants will continue to have the same rights and privileges in respect of existing options. Unless sooner terminated in accordance with its terms, the ESPP will terminate on August 1, 2015.

The summary of the ESPP contained herein is qualified in its entirety by reference to the full text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Omnibus Incentive Plan

·
Purpose. The purpose of the Omnibus Incentive Plan is to motivate certain employees, non-employee directors and independent contractors to put forth maximum efforts toward the growth, profitability, and success of the Company and its subsidiaries by providing incentives to such employees, non-employee directors and independent contractors through the award of stock options (non-qualified and incentive stock options), stock appreciation rights, stock awards (restricted and unrestricted), phantom shares, dividend equivalent rights and cash awards.

·
Shareholder Approval. The Omnibus Incentive Plan became effective upon receipt of approval by the Company’s shareholders. Going forward, shareholders will need to approve any amendment to the Omnibus Incentive Plan if such amendment is determined to be material. No repricing of awards is allowed under the Omnibus Incentive Plan.

·
 Eligibility and Types of Awards. Employees, consultants and outside directors of the Company or its subsidiaries selected by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) are eligible to participate under the Omnibus Incentive Plan. The Compensation Committee may, at its sole discretion, grant the following type of awards under the Omnibus Incentive Plan: stock options; stock appreciation rights; stock awards; stock units (phantom shares); dividend equivalent rights; cash awards; and/or any other type of award that is not inconsistent with the Omnibus Incentive Plan.  The Compensation Committee may certain performance measures (either individually or in any combination) to set performance goals with respect to the grant or vesting of an award.

·
Share Limits.  The aggregate number of shares that may be delivered pursuant to all awards under the Omnibus Incentive Plan as of April 27, 2009 was (i) 1,118,516 shares of common stock, plus (ii) up to 2,288,981 shares underlying previously issued and currently outstanding awards under the 2004 Omnibus Incentive Compensation Plan in the event such awards terminate due to expiration, forfeiture or cancellation, or the shares are not issued due to payment of exercise price, payment of withholding tax obligation or otherwise, plus (iii) up to 1,090,467 shares of common stock underlying previously issued and currently outstanding awards under the Checkpoint Systems, Inc. Stock Option Plan (1992) (which was previously in effect but under which the Company no longer grants awards) in the event such awards terminate due to expiration, forfeiture or cancellation, or the shares are not issued due to payment of exercise price, payment of withholding tax obligation or otherwise. For purposes of qualifying compensation payable under the Omnibus Incentive Plan as “performance-based compensation” in accordance with Section 162(m) of the Code, no individual, in any calendar year may be granted more than 250,000 shares of common stock or be paid more than $1,000,000 under the Omnibus Incentive Plan.  Any shares of common stock underlying awards or shares of common stock underlying awards under the prior plans that terminate by expiration, forfeiture, cancellation, payment of exercise price, payment of withholding tax obligation or otherwise without the issuance of such shares will again be available for issuance or payments of awards under the Omnibus Incentive Plan. As is customary in incentive plans of this nature, the number and kind of shares available under the Omnibus Incentive Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under selected performance-based awards and share limits, are subject to adjustment in the event of certain corporate transactions.

·
Amendment and Termination.  The Board of Directors has the authority to amend, suspend, or terminate the Omnibus Incentive Plan provided that any action that reduces the amount of any outstanding award or changes the terms and conditions of any such award will require the consent of the participant. The Board or the Compensation Committee may amend outstanding awards in any manner that would be permitted for a new award, provided that any amendment that is adverse to a participant requires the participant’s consent. Unless terminated earlier by the Board of Directors, the Omnibus Incentive Plan will terminate on February 17, 2019. The applicable provisions of the Omnibus Incentive Plan and the Compensation Committee’s authority will continue with respect to any awards then outstanding.

·	Administration. The Omnibus Incentive Plan is administered by the Compensation Committee of the Board of Directors.

The summary of the Omnibus Incentive Plan contained herein is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Checkpoint Systems, Inc. 423 Employee Stock Purchase Plan, Amended and Restated August 1, 2005, and as amended on February 17, 2009 (incorporated by reference from Appendix A to Checkpoint System, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 27, 2009).

10.2
Checkpoint Systems, Inc. Amended and Restated 2004 Omnibus Incentive Compensation Plan, Effective Date: February 17, 2009 (incorporated by reference from Appendix B to Checkpoint Systems, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 27, 2009).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.
Dated: June 8, 2009	By: /s/ Raymond D. Andrews
Title: Senior Vice President and Chief Financial Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit
Number                      Description

10.1
Checkpoint Systems, Inc. 423 Employee Stock Purchase Plan, Amended and Restated August 1, 2005, and as amended on February 17, 2009 (incorporated by reference from Appendix A to Checkpoint System, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 27, 2009).

10.2
Checkpoint Systems, Inc. Amended and Restated 2004 Omnibus Incentive Compensation Plan, Effective Date: February 17, 2009 (incorporated by reference from Appendix B to Checkpoint Systems, Inc.’s definitive proxy statement for the 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 27, 2009).